-------------
                                 ANNUAL REPORT
                                 -------------

                   1995
                   1995
                   1995
                   1995
                   1995



                                        Smith Barney
                                        Municipal
                                        Fund, Inc.
                                        ---------------------
                                        December 31, 1995


                                [LOGO]  Smith Barney Mutual Funds
                                        Investing for your future.
                                        Every day.

--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with this annual report, which includes audited financial statements for Smith Barney Municipal Fund, Inc. and covers the year ended December 31, 1995. For your convenience, we summarize the period's prevailing economic and market conditions below. In addition, a more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Performance Summary

Smith Barney Municipal Fund posted a total return on net asset value of 17.11% for the year ended December 31, 1995. The Fund's performance was sustained with only minimal capital gains, thereby preserving a favorable tax status for its distributions. For the year ended December 31, 1995, the Fund distributed dividends totaling $0.85 per share. The table below shows the annualized distribution rates based on the Fund's December 31, 1995 net asset value (NAV) per share and its American Stock Exchange (AMEX) closing price.

                                               Annualized
                                            Distribution Rate
                                            -----------------
        $15.75  (NAV)                             5.40%
        $13.75  (AMEX)                            6.18%

1995: The Year In Review

The year 1995 was a positive one for the fixed income markets in general as low rates prevailed. One of the more notable events of the year was a significant drop in long-term interest rates, as measured by the decline of 30-Year Treasuries from more than 8% at the beginning of 1995 to 7.43% on March 31, 1995, 6.50% on September 30, 1995, and, lastly, 6% by year end. This drop of 200 basis points was unprecedented and responsible in part for the stock market's remarkable showing in 1995 -- a performance that defied all expectations. In another surprising development, the U.S. dollar finished the year in an extremely strong position relative to other currencies, which will likely encourage lower interest rates going forward.

The Municipal Bond Market

As Treasury yields were falling in 1995, long-term municipal bond yields barely moved. Yields on municipal bonds are now topping 90% of those offered by Treasuries, an extremely high premium that translates into up to 30% higher after-tax yields for top-bracket investors in states with high tax rates.

However, slow economic growth, low rates, and a diminishing supply of issues generally combined to create a subdued municipal bond market environment in 1995, offering value primarily to investors who were willing to carefully sift through the supply and focus on municipal bonds with strong credit ratings, as Smith Barney Municipal Fund did during this time period.

Looking Ahead

It now appears that the Federal Reserve has been successful in containing inflation -- which averaged 2.8% in 1995 -- and in encouraging a slower rate of economic growth, which totaled 2.5% in 1995 as measured by gross domestic product (GDP). The Federal Open Market Committee, which controls the federal funds rate, declined to alter the rate in both September and November after a quarter point reduction in July. The federal funds rate is a key indicator because it represents the rate banks charge each other for overnight loans and affects all other interest rates, including those offered by municipal bonds. Lower rates typically increase economic growth because they make it less expensive for businesses to fund expansion. The Federal Reserve acted to lower short-term rates at their last meeting held in December 1995.

Going forward, we expect to see yet another year of slow economic growth with GDP posting growth of around 2%. We also forecast steady or slightly lower interest rates of half a point to a full point in 1996. Our outlook for the municipal bond market remains positive. Limited supply is driving prices higher, yields are excellent relative to U.S. Treasuries and growing credit strength in a number of states is increasing the attractiveness of many issues.

What's Ahead for Municipal Bonds

Experts predict that approximately $155 billion in new long-term municipal bond issues will come to market in 1996 (roughly the same amount seen in 1995). Yet those new issues will be more than offset by the $150 to $175 billion in municipal bonds set to retire in 1996. In our view, tightened supply could drive municipal bond prices higher, increasing appreciation opportunities -- particularly for bonds with long maturities and good call protection.

Not only are the yields of municipal bonds attractive relative to Treasuries, what does come to market is likely to be of higher credit quality than in the past. The National Governor's Association believes the fiscal condition of many states is now the strongest it has been since the late 1980s, with many of the larger states showing remarkable improvement in their ability to service outstanding bonds and support new debt.

However, any municipal bond market rally will depend on tax reform and the success of Washington, D.C. in reaching a consensus on the federal budget. At this time, we do not expect any flat tax proposals to be taken seriously given the upcoming Presidential election. That does not mean, however, that the municipal bond market will not worry about such a prospect, which could depress municipal bond prices in 1996. In addition, federal spending reductions could impact funding for state and local projects which, if combined with resistance to higher local taxes that back some municipal bonds, could affect credit quality or supply.

Portfolio Strategy and Outlook

In light of conflicting economic forces affecting the municipal bond marketplace, we are taking a cautious investment approach to portfolio management and being very selective about new investments. We are carefully balancing the interest-rate sensitivity of Smith Barney Municipal Fund by investing in a strategically diversified combination of maturities, with a bias towards lengthening the overall maturity structure in search of appreciation opportunities. We remain substantially committed to high-quality coupon issues with call protection in anticipation of a downturn in rates in 1996. The Fund's average weighted maturity for the one-year period ended December 31, 1995 was
11.80 years.

At this time, we would like to thank you for your investment in Smith Barney Municipal Fund.

Sincerely,


/s/ Heath B. McLendon                          /s/ Peter M. Coffey
Heath B. McLendon                              Peter M. Coffey
Chairman and                                   Vice President and
Chief Executive Officer                        Investment Officer

January 24, 1996

Smith Barney Municipal Fund, Inc.


-----------------------------------------------------------------------------------------------------------------------
Schedule of Investments                                                                               December 31, 1995
-----------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING                                 SECURITY                                                     VALUE
=======================================================================================================================
Education -- 6.9%
$1,000,000    A*             Arizona Education Loan Marketing Corp., 6.625% due 9/1/05(a)                    $1,076,250
 1,000,000    A1*            New England Education Loan Marketing Corporation
                               Massachusetts Refunding Student Loan Revenue,
                               5.625% due 7/1/04(a)                                                           1,047,500
 1,000,000    AAA            Pasadena, TX Independent School District Refunding Capital
                               Appreciation, PSFG, zero coupon due 2/15/07                                      567,500
                             Utah State School District Co-Op Revenue Financing Pool LOC
                               Swiss Bank (Special Mandatory Redemption 8/15/98 @100):
   530,000    AAA              8.375% due 2/15/10                                                               573,725
   470,000    AAA              8.375% mandatory tender 2/15/07                                                  509,950
   500,000    AAA              8.375% mandatory tender 2/15/09                                                  541,250
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              4,316,175
-----------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 16.9%
 1,270,000    AAA            Boston, MA Water & Sewer Community Revenue, Series A,
                               10.875% due 1/1/09, Sinking Fund Average Life 5/3/05                           1,827,213
   810,000    AAA            Illinois Health Facility Authority Revenue (Methodist Medical Center
                               Project), 9.000% due 10/1/10, Sinking Fund Average Life 4/1/03                 1,034,775
 1,000,000    AAA            Jackson, TN Water and Sewer Revenue,
                               7.200% due 7/1/12, Sinking Fund Average Life 1/25/06                           1,208,750
   500,000    AAA            Lake County, OH Hospital Improvement Revenue (Lake County
                               Memorial Hospital), 8.625% due 11/1/09, Sinking Fund Average
                                 Life 10/31/04                                                                  646,250
 1,120,000    AAA            Los Angeles, CA (Hollywood Presbyterian Medical Center),
                               9.625% due 7/1/13, Sinking Fund Average Life 2/28/08                           1,528,800
   225,000    AAA            Louisiana Public Facilities (Southern Baptist Hospital),
                               8.000% due 5/15/12, Sinking Fund Average Life 6/18/06                            277,031
   325,000    AAA            Nacogdoches County, TX Hospital District Revenue,
                               9.000% due 5/15/04, Sinking Fund Average Life 8/27/00                            396,906
   620,000    AAA            New Jersey State Turnpike Authority Revenue Refunding Bond,
                               10.375% due 1/1/03, Sinking Fund Average Life 1/6/00                             754,075
   790,000    AAA            Ohio State Water Development Authority Revenue Safe Water Series 2,
                               9.375% due 12/1/10, Sinking Fund Average Life 11/26/03                         1,022,062
   400,000    AAA            Ringwood Borough, NJ Sewer Authority Special Obligation Refunding,
                               9.875% due 7/1/13, Sinking Fund Average Life 2/6/05                              552,000
 1,000,000    AAA            Riverside, CA Single-Family Mortgage Revenue, GNMA-Insured,
                               7.800% due 5/1/21, Sinking Fund Average Life 3/17/16(a)                        1,328,750
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             10,576,612
-----------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

Smith Barney Municipal Fund, Inc.


-----------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                   December 31, 1995
-----------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING                                 SECURITY                                                     VALUE
=======================================================================================================================
General Obligation -- 4.6%
$  500,000    AAA            Anchorage, AK GO, 6.000% due 10/1/14                                            $  541,250
   670,000    BBB            New Haven, CT GO, Series B, 9.000% due 12/1/01                                     811,538
                             New Orleans, LA Certificates of Indebtedness:
 1,000,000    BBB-             Series A, 6.650% due 8/1/01                                                    1,026,250
   500,000    BBB-             Series C, 6.650% due 8/1/01                                                      513,125
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,892,163
-----------------------------------------------------------------------------------------------------------------------
Finance -- 2.7%
 1,000,000    A              Pennsylvania State Finance Authority (Beaver County) Revenue
                               Refunding Bonds (Municipal Capital Improvement Program),
                               Series 1993, LOC Societe Generale, 6.600% due 11/1/09                          1,100,000
   545,000    BBB            Tampa, FL Capital Improvement Program Revenue, Series B, Den Danske
                               Bank Royal, Trust Canada and Yasuda Trust, 8.000% due 10/1/02                    581,788
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,681,788
-----------------------------------------------------------------------------------------------------------------------
Hospital -- 20.2%
   500,000    BBB+           Alachua County, FL Health Authority Revenue Refunding (Sante Fe
                               Medical Center), 6.000% due 11/15/09                                             506,250
   700,000    BBB            Allentown, PA Area Hospital Authority Revenue Revenue Refunding
                               (Sacred Heart Hospital), Series A, 6.200% due 11/15/03                           737,625
   650,000    AAA            Calcasieu Parish, LA Memorial Hospital Service District Revenue
                               Refunding (Lake Charles Memorial Hospital), Series A,
                               CONNIE LEE-Insured, 7.500% due 12/1/05                                           771,062
 1,500,000    A+             California Statewide Community Development Authority Revenue, COP
                               Refunding Hospital (Triad Healthcare), 6.250% due 8/1/06                       1,573,125
 1,510,000    Baa1*          Fulco, GA Hospital Authority Revenue Anticipation Certificates Refunding
                               (Georgia Baptist Healthcare), Series A, 6.400% due 9/1/07                      1,560,963
 1,300,000    A-             Illinois Health Facilities Authority Revenue Friendship (VLG Hospital),
                               6.650% due 12/1/06                                                             1,329,250
 1,200,000    BBB+           Klamath Falls, OR Intercommunity (Merle Hospital), 8.000% due 9/1/08             1,462,500
 1,650,000    Ba1*           Langhorne Manor Borough, PA Higher Education and Health Authority
                               Bucks County (Lower Bucks Hospital), 6.750% due 7/1/02                         1,627,313
   860,000    A-             Massachusetts State Health and Education Facilities (Melrose
                               Wakefield Hospital), 6.125% due 7/1/04                                           899,775
 2,000,000    AAA            Orange County, FL Health Facilities Authority Revenue
                               (Adventist Health System/Sunbelt), CGIC-Insured, FLAIRS,
                               6.340% due 11/15/07(c)                                                         2,155,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             12,622,863
-----------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

Smith Barney Municipal Fund, Inc.


-----------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                   December 31, 1995
-----------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING                                 SECURITY                                                     VALUE
=======================================================================================================================
Housing: Multi-Family -- 4.7%
$  215,000    A              Atlanta, GA Urban Residential Finance Authority Multi-Family Housing
                               Revenue (Cascade Pines Housing Project), 6.250% due 9/1/10                    $  221,181
 1,100,000    A*             Dallas, TX Housing Corp. Capital Program Revenue Refunding (Section
                               8 Assisted), 7.700% due 8/1/05, Sinking Fund Average Life 9/2/03               1,167,375
 1,470,000    A+             Lynchburg, VA Redevelopment & Housing Authority Multi-Family
                               Housing Revenue Refunding (Princeton Circle Association),
                               6.250% due 12/1/10                                                             1,528,800
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,917,356
-----------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 3.6%
   370,000    A1*            Ford County, KS Single-Family Mortgage Revenue Refunding, Series A,
                               7.900% due 8/1/10                                                                399,137
   995,000    AAA            Juneau City and Borough, AK Home Mortgage Revenue Refunding
                               (Mortgage Backed Securities Program), FNMA-Collateralized,
                               FHA-Insured, 8.000% due 2/1/09                                                 1,079,575
   500,000    A-++           Lees Summit, MO Individual Development Authority Health Facilities,
                               Refunding and Improvement Revenue (John Knox Village Project),
                               7.125% due 8/15/12, Sinking Fund Average Life 2/17/08                            536,250
   210,000    Aa*            Montgomery County, MD Housing Opportunities Commission
                               Mortgage Revenue, Series A, 7.200% due 7/1/04                                    223,913
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,238,875
-----------------------------------------------------------------------------------------------------------------------
Industrial Development -- 15.1%
   500,000    A*             Alaska Industrial Development & Export Authority Revenue Fund,
                               6.100% due 4/1/06                                                                540,000
   535,000    BBB            Bourbonnais, IL Individual Development Revenue Refunding
                               (K-Mart Corp. Project), 6.600% due 10/1/06                                       459,431
 1,000,000    Aaa*           Cohoes, NY IDA, (Norlite Corp. Project), LOC Dresdner Bank,
                               6.750% due 5/1/09, Sinking Fund Average Life 1/8/07(a)                         1,117,500
 1,500,000    AA             Des Moines, IA Industrial Development Refunding Revenue Bonds
                               (The Printer Project 1992), LOC Norwest Bank, 6.375% due 9/1/09                1,552,500
 1,500,000    Baa1*          Dickinson County, MI Economic Development Corp. Solid
                               Waste Disposal Refunding Revenue, Champion International,
                               6.550% due 3/1/07                                                              1,593,750
 1,250,000    AA             Noblesville, IN Economic Development Revenue Refunding
                               (Lions Creek Association Limited Project), Asset Guaranty-Insured,
                               6.500% due 11/1/04                                                             1,382,813
 1,000,000    AAA            Salt Lake City, UT Individual Development Refunding Revenue (Plaza
                               5400 Project), Mass Mutual Life Insured, Series A, 6.050% due 9/1/07           1,076,250
   600,000    AA+            Sussex County, DE Economic Development Refunding Revenue Bonds
                               (Rohoboth Mall Project), Series 1992, 7.250% due 10/15/12                        672,750
 1,000,000    BBB+           Tooele County, UT Hazardous Waste Disposal Revenue (Laidlaw
                               Incineration), Series A, 6.750% due 8/1/10                                     1,055,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              9,449,994
-----------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

Smith Barney Municipal Fund, Inc.


-----------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                   December 31, 1995
-----------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING                                 SECURITY                                                     VALUE
=======================================================================================================================
Miscellaneous -- 4.5%
$1,000,000    BBB-           Clarksville, TN Natural Gas Acquis Corporation Gas Revenue,
                               Series A 7.500% due 11/1/04                                                   $1,060,000
 1,000,000    A-             Illinois Development Finance Authority Revenue City of East St. Louis,
                               6.875% due 11/15/05, Sinking Fund Average Life 11/15/00                        1,081,250
   645,000    Baa1*          Indianapolis, IN Economic Development Refunding and Improvement
                               Revenue, National Benevolent Association (Robin Run Village
                               Project), 6.900% due 10/1/04                                                     668,381
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,809,631
-----------------------------------------------------------------------------------------------------------------------
Pollution Control -- 5.6%
 1,000,000    Aa3*           Brazos River, TX Navigation District BASF, 6.750% due 2/1/10                     1,170,000
                             Broward County, FL Resource Recovery PCR:
   725,000    A*               North Project, 7.950% due 12/1/08                                                815,625
   440,000    A                South Project, 7.950% due 12/1/08                                                495,000
 1,000,000    BBB            Nassau County, FL PCR Refunding (ITT Rayonier Inc.), Series 1992,
                               6.100% due 6/1/05                                                              1,056,250
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              3,536,875
-----------------------------------------------------------------------------------------------------------------------
Pre-Refunded(b) -- 3.3%
   430,000    AAA            Gila County, AZ Industrial Development Authority Revenue Pollution
                               Control, 11.250% due 4/1/01, Pre-Refunded with U.S. Government
                               Securities to 4/1/97 Call @ 100, Sinking Fund Average Life 4/29/97               478,912
   620,000    Aaa*           Philadelphia, PA Hospital Revenue (United Hospitals Inc. Project),
                               10.875% due 7/1/08, Pre-Refunded with U.S. Government Securities
                               to 11/1/05 Call @ 100, Sinking Fund Average Life 6/1/02                          855,600
   300,000    AAA+++         San Leandro, CA Redevelopment Agency Residential Mortgage Revenue,
                               11.250% due 4/1/13, Pre-Refunded with U.S. Government Securities to
                               10/1/04 Call @ 100, Sinking Fund Average Life 4/13/04                            427,875
   275,000    AAA            Texas National Research Lab Community Finance Corp., Lease
                               Revenue (Superconducting Supercollider Project), 6.850% due 12/1/05,
                               Pre-Refunded with U.S. Government Securities to 12/1/02 Call @ 102               314,875
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,077,262
-----------------------------------------------------------------------------------------------------------------------
Public Facilities -- 2.9%
   500,000    A              Dallas, TX Civic Center Convention Complex Revenue, 6.100% due
                               1/1/08, Sinking Fund Average Life 7/31/03                                        500,000
   250,000    AAA            Cobb - Marietta, GA Coliseum and Exhibit Hall Authority Revenue,
                               MBIA-Insured, 5.625% due 10/1/26                                                 262,188
 1,000,000    A              Dekalb County, IN Redevelopment Authority Revenue (Mini-Mill Public
                               Improvement Project), 6.250% due 1/15/08                                       1,073,750
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,835,938
-----------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

Smith Barney Municipal Fund, Inc.


-----------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                   December 31, 1995
-----------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING                                 SECURITY                                                     VALUE
=======================================================================================================================
Short-Term(c) -- 0.8%
$  500,000    Aa3*           Pinellas County, FL Health Facility Pooled Hospital 5.950%                      $  500,000
-----------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 0.4%
   250,000    Baa*           Lemon Grove, CA Community Development Agency Tax Allocation
                               Revenue (Lemon Grove Redevelopment Project), 6.650% due 8/1/06                   265,937
-----------------------------------------------------------------------------------------------------------------------
Transportation -- 4.9%
                             Denver, CO City and County Airport Revenue:
   500,000    BBB              Series B, 7.000% due 11/15/03(a)                                                 552,500
 1,000,000    BBB              Series C, 6.650% due 11/15/05(a)                                               1,076,250
   500,000    AAA            Maryland State Transportation Authority Special Obligation
                               Revenue (Baltimore/Washington International Airport Project),
                               Series B, 5.750% due 7/1/05                                                      538,125
   500,000    Baa3*          Raleigh-Durham, NC Airport Authority Special Facilities Revenue
                               (American Airlines Inc. Project), 9.400% due 11/1/00                             580,000
   295,000    NR             Sanford, FL Airport Authority Industrial Development Revenue
                               (Central Florida Terminals Project), Series B, 7.500% due 5/1/06(a)              295,369
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              3,042,244
-----------------------------------------------------------------------------------------------------------------------
Utilities -- 2.1%
 1,250,000    A-             Union City, NJ Utility Authority Solid Waste Revenue Series A,
                               6.850% due 6/15/02(a)                                                          1,331,250
-----------------------------------------------------------------------------------------------------------------------
Water & Sewer -- 0.8%
 1,000,000    AA+            Gwinnett County, GA Water & Sewer Revenue, zero coupon due 8/1/09                  512,500
-----------------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $59,084,893)*                                                          $62,607,463
=======================================================================================================================


(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Pre-Refunded bonds escrowed by U.S. Government Securities and bonds escrowed to maturity by U.S. Government Securities are considered by the Manager to be triple-Arated even if the issuer has not applied for new ratings.
(c) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
+    Duff & Phelps Credit Rating Co.
++   Fitch Investor Services, Inc.
+++  Equivalent rating as determined by the Manager -- issue not rated.
*    Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 9 and 10 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Ratings and Security Descriptions
--------------------------------------------------------------------------------

BOND RATINGS

All ratings are by Standard & Poor's Corporation ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Services ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     -- Debt rated  "AAA"' has the  highest  rating  assigned  by  Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Debt rated "AA" has a very strong  capacity to pay interest and repay principal and differs from the highest rated issue only in small degree.

A       -- Debt  rated  "A" has a strong  capacity  to pay  interest  and  repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Debt rated "BBB" is  regarded  as having an adequate  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB      -- Debt  rated "BB" has less  near-term  vulnerability  to default  than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds  that are rated  "Aa" are  judged to be of high  quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Ba      -- Bonds that are rated "Ba" are  judged to have  speculative  elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Baa     -- Bonds  that  are  rated  "Baa"  are   considered   as  medium   grade
           obligations,i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------
SP-1    -- Standard & Poor's  highest  rate  rating  indicating  very  strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's   highest   rating  for  issues  having  demand   feature  --
           variable-rate demand obligation (VRDO).

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------
AMBAC      -- AMBAC Indemnity  Corporation
CGIC       -- Capital Guaranty Insurance Company
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage  Association
FSA        -- Financial  Security Assurance
GNMA       -- Government  National  Mortgage  Association
GO         -- General  Obligation
IDA        -- Industrial  Development  Agency
IDR        -- Industrial  Development  Revenue
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors  Assurance  Corporation
NBA        -- National  Benevolent  Association
PCR        -- Pollution  Control  Revenue
PSF        -- Permanent School Fund RIBS -- Residual Interest Bonds

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $59,084,893)                      $ 62,607,463
   Cash                                                                  51,533
   Interest receivable                                                1,178,847
   Receivable for securities sold                                        40,165
--------------------------------------------------------------------------------
   Total Assets                                                      63,878,008
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                     296,475
   Dividends payable                                                    109,101
   Management fees payable                                               37,372
   Accrued expenses                                                      27,399
   Other liabilities                                                     66,963
--------------------------------------------------------------------------------
   Total Liabilities                                                    537,310
--------------------------------------------------------------------------------
 Total Net Assets                                                   $63,340,698
================================================================================
NET ASSETS:
   Par value of capital shares                                      $     4,021
   Capital paid in excess of par value                               60,192,643
   Undistributed net investment income                                  135,339
   Accumulated net realized loss on security transactions              (513,875)
   Net unrealized appreciation of investments                         3,522,570
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $15.75 a share on 4,021,162 shares of $0.001
   par value outstanding; 100,000,000 shares authorized)            $63,340,698
================================================================================

                       See Notes to Financial Statements.

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                          $3,870,311
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             427,954
   Shareholder and system servicing fees                                 26,503
   Shareholder communications                                            20,001
   Audit and legal                                                       12,202
   Directors' fees                                                       11,742
   Pricing service fees                                                  10,310
   Custody                                                                8,001
   Other                                                                  6,190
--------------------------------------------------------------------------------
   Total Expenses                                                       522,903
--------------------------------------------------------------------------------
Net Investment Income                                                 3,347,408
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
       Proceeds from sales                                           12,532,361
       Cost of securities sold                                       12,354,191
--------------------------------------------------------------------------------
   Net Realized Gain                                                    178,170
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
    (Depreciation) of Investments:
     Beginning of year                                               (2,210,108)
     End of year                                                      3,522,570
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            5,732,678
--------------------------------------------------------------------------------
Net Gain on Investments                                               5,910,848
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $9,258,256
================================================================================

                       See Notes to Financial Statements.

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets              For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                   1995           1994
==========================================================================================
OPERATIONS:
  Net investment income                                      $   3,347,408  $   3,368,724
  Net realized gain (loss)                                         178,170       (528,664)
  Increase in net unrealized appreciation (depreciation)         5,732,678     (5,629,237)
------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
     From Operations                                             9,258,256     (2,789,177)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                         (3,426,030)    (3,426,030)
------------------------------------------------------------------------------------------
Decrease in Net Assets From Distributions
   to Shareholders                                              (3,426,030)    (3,426,030)
------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                          5,832,226     (6,215,207)
NET ASSETS:
  Beginning of year                                             57,508,472     63,723,679
------------------------------------------------------------------------------------------
  End of year*                                                 $63,340,698    $57,508,472
==========================================================================================
* Includes undistributed net investment income of:                $135,339       $213,954
==========================================================================================


                       See Notes to Financial Statements.

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:(a) securities transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; short-term securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (c) gains or losses on the sale of securities are calculated by using the specific identification method;
(d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (e) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (f) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, at December 31, 1995, a portion of paid-in capital amounting to $7 had been reclassified to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change; and (g) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determing these estimates could cause actual results to differ from these amounts.

   2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     3. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., acts as investment manager to the Fund. As compensation for its services, the Fund pays SBMFM a fee calculated at the annual rate of 0.70% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     All officers and two Directors of the Fund are employees of Smith Barney
Inc.

     4. INVESTMENTS

     For the year ended December 31, 1995, the total aggregate cost of purchases and proceeds from sales of investments (including maturities, excluding short-term investments) were $14,580,417 and $12,532,361, respectively. At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $3,669,474 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $146,904, or a net unrealized appreciation of $3,522,570.

     5. CAPITAL LOSS CARRYFORWARD

     At December 31, 1995, the Fund had for Federal tax purposes net capital loss carryforwards approximately of $509,000 available to offset future capital gains through 2002. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                               1995        1994        1993     1992(a)(b)
============================================================================================
Net Asset Value, Beginning of Year            $14.30      $15.85      $14.81      $15.00
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.83        0.84        0.84        0.32*
  Net realized and unrealized gain (loss)       1.47       (1.54)       1.00       (0.21)
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.30       (0.70)       1.84        0.11
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.85)      (0.85)      (0.80)      (0.30)
--------------------------------------------------------------------------------------------
Total Distributions                            (0.85)      (0.85)      (0.80)      (0.30)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $15.75      $14.30      $15.85      $14.81
--------------------------------------------------------------------------------------------
Total Return                                   17.11%      (4.09)%     12.82%       0.81%++
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $63,341     $57,508     $63,724     $59,561
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.86%        0.86%       0.85%       0.56%+*
  Net investment income                        5.48         5.59        5.42        5.22+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       20.84%       34.52%      23.18%      36.38%
--------------------------------------------------------------------------------------------
Market Price at End of Year                  $13.75       $12.63      $15.38      $14.25
============================================================================================

(a)  Based on the weighted average shares outstanding for the period.
(b) For the period from July 31, 1992 (commencement of operations) to December 31, 1992.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
* The manager waived a portion of its fees for the period from July 31, 1992 to December 31, 1992. If such fees were not waived, the per share decrease in net investment income would have been $0.014 and the ratio of expenses to average net assets would have been 0.79% (annualized).

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Independent Auditors Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Smith Barney Municipal Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Municipal Fund, Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from July 31, 1992 (commencement of operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. As to securities purchased and sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Municipal Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from July 31, 1992 to December 31, 1992, in conformity with generally accepted accounting principles.

                                        KPMG PEAT MARWICK LLP


New York, New York
February 2, 1996

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                   AMEX           Net Asset          Income         Reinvestment
Period        Closing Price*       Value*           Declared            Price
===============================================================================
  1992
3rd Quarter+      $14.50           $14.84             $0.02            $14.75
4th Quarter        14.25            14.81              0.28             14.03
-------------------------------------------------------------------------------
  1993
1st Quarter        14.88            15.29              0.14             15.03
2nd Quarter        15.00            15.57              0.21             15.01
3rd Quarter        15.25            15.85              0.22             15.40
4th Quarter        15.38            15.85              0.23             15.15
-------------------------------------------------------------------------------
  1994
1st Quarter        14.13            15.00              0.21             14.78
2nd Quarter        13.88            14.90              0.21             14.03
3rd Quarter        13.88            14.77              0.21             13.90
4th Quarter        12.63            14.30              0.22             12.42
-------------------------------------------------------------------------------
  1995
1st Quarter        13.50            15.01              0.21             13.90
2nd Quarter        13.50            15.19              0.21             13.58
3rd Quarter        14.00            15.41              0.21             14.02
4th Quarter        13.75            15.75              0.22             14.12
================================================================================

*   On the last business day of the quarter.
+ For the period from July 31, 1992 (commencement of operations) to September 30, 1992.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
     100% of the dividends paid by the Fund from net investment income for the year ended December 31, 1995, are tax-exempt for regular Federal income tax purposes.

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

     Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc. (formerly known as "The Shareholder Services Group, Inc."), as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

     Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

     If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

     If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in Common Shares issued by the Fund at net asset value. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the payment date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws.

Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

     The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

     The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all Shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachussetts 02104.

Smith Barney                                                       SMITH BARNEY
Municipal Fund, Inc.                                               ------------
                                             A Member of Travelers Group [LOGO]
Directors
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Shareholder
Servicing Agent
First Data Investor Services
Group, Inc.
P.O. Box 1376
Boston, MA 02104


This report is submitted for the general information of the shareholders of Smith Barney Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


Smith Barney
Municipal Fund, Inc.
388 Greenwich Street
New York, New York 10013


FD2253 2/96